Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

OCTOBER 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: November 22, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries

Basis of Presentation – Schedule of Cash Receipts and Disbursements	4

Schedule of Cash Receipts and Disbursements	5

LBHI

Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	7

Schedule of Professional Fee and Expense Disbursements	8

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

OCTOBER 1, 2010 TO OCTOBER 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.

Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.	Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

October 1, 2010 - October 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

																	Total Debtors and Other Controlled Entities
		Debtor Entities										Other Controlled Entities (b)
		LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Cash & Investments (10/1/10)	(c), (d)	$2,509	$7,465	$1,617	$235	$3,685	$506	$417	$387	$12	$16,833	$65	$823	$44	$2,517	$3,450	$20,283

Sources of Cash:
Corporate
Repayment of Advances Made to Aurora	(e)	208	—	—	—	—	—	—	—	—	208	—	—	—	—	—	208
Compensation and Benefits Reimbursements	(f)	1	—	—	—	—	—	—	—	—	1	—	—	—	—	—	1
Other Receipts	(g)	7	2	—	—	1	—	—	—	—	9	—	—	—	1	1	10
Derivatives	(h)	—	191	—	—	28	3	1	—	—	222	—	—	—	1	1	223
Loans	(i)	11	—	—	—	657	—	—	—	—	668	—	—	—	—	—	668
Private Equity / Principal Investing	(j)	17	—	—	—	56	—	—	—	—	73	—	90	2	2	94	167
Real Estate	(k)	66	—	—	—	96	—	—	—	—	161	—	—	38	35	73	235
Asia	(l)	—	—	—	—	—	—	—	—	—	—	—	—	—	135	135	135
South America		—	—	—	—	—	—	—	—	—	—	—	—	—	1	1	1
Inter-Company Transfers		87	—	5	2	11	14	—	2	—	120	—	—	—	—	—	120

Total Sources of Cash		395	193	5	2	847	17	1	2	—	1,462	—	90	39	176	305	1,768

Uses of Cash:
Corporate
Advances to Aurora	(e)	(208)	—	—	—	—	—	—	—	—	(208)	—	—	—	—	—	(208)
Compensation and Benefits	(m)	(17)	—	—	—	—	—	—	—	—	(17)	(4)	—	—	(1)	(5)	(22)
Professional Fees	(n)	(36)	—	—	—	—	—	—	—	—	(36)	—	—	—	—	—	(36)
Other Operating Expenses	(o)	(2)	—	—	—	—	—	—	—	—	(2)	(6)	—	—	(0)	(6)	(8)
Other Non-Operating Expenses		(1)	—	—	—	—	—	—	—	—	(1)	—	—	—	—	—	(1)
Derivatives, Principally Hedging	(p)	—	(24)	—	—	—	—	(1)	—	—	(24)	(1)	—	—	—	(1)	(25)
Loans	(q)	—	—	—	—	(452)	—	—	—	—	(452)	—	—	—	—	—	(452)
Private Equity / Principal Investing	(r)	(17)	—	—	—	—	—	—	—	—	(17)	—	(15)	—	—	(15)	(32)
Real Estate	(s)	(20)	—	—	—	(39)	—	—	—	—	(59)	—	—	(1)	(1)	(3)	(61)
Asia		—	—	—	—	—	—	—	—	—	—	—	—	—	(14)	(14)	(14)
South America		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers		(33)	(1)	—	—	(3)	—	—	—	—	(36)	—	—	(77)	(6)	(83)	(120)

Total Uses of Cash		(333)	(24)	—	—	(494)	—	(1)	—	—	(852)	(11)	(15)	(78)	(23)	(127)	(979)

Net Cash Flow		62	168	5	2	354	17	0	2	—	611	(11)	76	(39)	153	179	789

FX Fluctuation	(t)	1	—	2	—	2	—	—	—	—	4	—	—	—	12	12	16

Ending Cash & Investments (10/31/10)	(u)	$2,572	$7,633	$1,623	$237	$4,041	$523	$418	$389	$12	$17,448	$55	$899	$5	$2,682	$3,640	$21,088

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

October 1, 2010 - October 31, 2010

Notes

(a) Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Corporate, Derivatives, Loans, Private Equity / Principal Investing and Real Estate reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c) Beginning Cash and Investments was adjusted to reflect a $3 million decrease for LAMCO and an increase of $8 million for Other Non-Debtors from Ending Cash and Investments in the September 2010 Schedule of Cash Receipts and Disbursements to reflect updated balances and balances not previously reported, respectively.

(d) Beginning Cash and Investment balances include approximately $3.8 billion in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities. Beginning Cash and Investment balances exclude approximately $628 million of cash posted for hedging activity, prior to the recognition of any gains or losses.

(e) Reflects advances and the repayment of advances for the court approved repo facility with Aurora Bank.

(f) Reflects repayment of payroll disbursements made on behalf of Woodlands Commercial Bank.

(g) Includes $5 million of interest income.

(h) Primarily reflects settlements from counterparties and includes the return of $80 million of collateral posted for hedging.

(i) Primarily reflects principal and interest from borrowers, of which a portion was distributed to syndicated loan participants (see footnote q).

(j) Primarily reflects redemptions, dividends, interest and/or proceeds from the sale of investments.

(k) Primarily reflects principal and interest received from real estate investments.

(l) Primarily reflects $64 million of distributions from entities under other administrations, $35 million from collections on non-performing loan portfolios and $24 million from the sale of real estate assets.

(m) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $17 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(n) A portion of the $36 million will be subject to future cost allocation to various Lehman legal entities.

(o) Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $2 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(p) Primarily reflects $23 million of collateral posted for hedging and payments on live trades.

(q) Primarily reflects principal and interest distributed to syndicated loan participants.

(r) Primarily reflects capital calls.

(s) Primarily reflects payments made for the preservation of assets of Real Estate positions.

(t) Reflects fluctuation in value of foreign currency bank accounts.

(u) Ending Cash and Investment balances include approximately $4.0 billion in co-mingled or segregated accounts. These amounts are preliminary and estimated as follows: Debtors - LCPI $2.5 billion, LBHI $850 million, LBSF $614 million, LBCS $42 million, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $83 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $595 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $537 million, LBFP $28 million, LBHI $18 million, LBCC $11 million and LBCS $1 million.

6

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO OCTOBER 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors

Schedule of Professional Fee and Expense Disbursements (a)

October 2010

Unaudited ($ in thousands)

		October-2010	Filing Date Through October-2010	(b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$13,447	$369,843
Kelly Matthew Wright	Art Consultant and Auctioneer	7	84
Natixis Capital Markets Inc.	Derivatives Consultant	—	9,310
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	396	15,146
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	43	3,583
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	835	21,766
Dechert LLP	Special Counsel - Real Estate	336	778
Discover Ready LLC	eDiscovery Services	—	8,413
Ernst & Young LLP	Audit and Tax Services	1	1,553
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	515	1,091
Hudson Global Resources	Contract Attorneys	426	6,024
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	2,489	40,807
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	119	441
Kleyr Grasso Associes	Special Counsel - UK	380	380
Latham & Watkins LLP	Special Counsel - Real Estate	49	272
Lazard Freres & Co.	Investment Banking Advisor	—	24,258
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	—	4,462
O’Neil Group	Tax Services	141	1,033
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	28	1,527
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	435	435
Pricewaterhouse Coopers LLP	Tax Services	127	787
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	314	4,284
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,511
Sonnenschein Nath & Rosenthal LLP	Special Counsel - Real Estate	434	434
Sutherland LLP	Special Counsel - Tax	12	101
Weil Gotshal & Manges LLP	Lead Counsel	8,801	245,840
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	42	2,049
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	1,764	10,046
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,586	42,621
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	332	9,611
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	4,461	75,643
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	1,421	12,571
Richard Sheldon, Q.C.	Special Counsel - UK	4	130	(c)
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	55	42,502
Jenner & Block LLP	Examiner	49	57,858
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	502	2,405
Brown Greer Plc	Fee and Expense Analyst	113	408

Total Non-Ordinary Course Professionals		40,665	1,023,152

Debtors - Ordinary Course Professionals		1,274	31,041

US Trustee Quarterly Fees		158	1,035

Total Professional Fees and UST Fees (d)		$42,097	$1,055,228

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of October 2010. The figures do not include accruals.
(c)	Filing Date Through October-2010 balance for Richard Sheldon, Q.C. has been increased by $15 thousand to account for payments that were inadvertently excluded in previous MORS.
(d)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.